                           SECURITIES AND EXCHANGE COMMISSION

                                 WASHINGTON, D.C. 20549

                                    _________________

                                        FORM 8-K

                                    _________________

                                     CURRENT REPORT

                           PURSUANT TO SECTION 13 OR 15(D) OF

                           THE SECURITIES EXCHANGE ACT OF 1934

            Date of Report (Date of earliest event reported): August 20, 2004

                                    MANCHESTER INC.

                 (Exact Name of Registrant as Specified in Its Charter)

                                       Nevada

                  (State or Other Jurisdiction of Incorporation)

              333-87224                               98-0372780

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     (Commission File Number)              (IRS Employer Identification No.)

          64 Laurie Crescent, West Vancouver, British Columbia V7S 1B7

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             (Address of Principal Executive Offices)     (Zip Code)

                                  (604)788–7848

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             (Registrant's Telephone Number, Including Area Code)

                        675 West Hastings Street, Suite 200

                        Vancouver, British Columbia V6B 1N2

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            (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-

    12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17

    CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17

    CFR 240.13e-4(c))

SECTION 5.

Corporate Governance and Management

Item 5.02   Departure of Directors or Principal Officers; Election of Directors;

            Appointment of Principal Officers

On August 20, 2004, Mr. Jackson Buch, our president, chief executive officer, principal financial officer and principal accounting officer and a director resigned from these positions.  Concurrently, Mr. Paul Minichiello, was appointed as our president, chief executive officer, principal financial officer and principal accounting officer.

Since January 1965, Mr. Minichiello has acted as the president and principal of Paul’s of North Shore, a North Vancouver based private company that is involved in custom tailoring of men’s wear.

Mr. Minichiello does not have any professional training or technical credentials in the exploration, development and operation of mines.

Mr. Minichiello intends to devote approximately 25% of his business time to our affairs.

Mr. Minichiello does not hold, beneficially or otherwise, any securities in our capital.

SECTION 8.  Other Events

On August 20, 2004, we decided to proceed with a split of our issued and outstanding share capital such that every one share of our common stock issued and outstanding prior to the split be exchanged for 11 shares of post-split common stock.  We also decided to concurrently decrease our post-split authorized common stock to 100,000,000 shares of common stock with a par value of $0.001.  Shareholders representing a majority of the shares approved the split.

The new CUSIP number for our post-split common stock is 56219P 20 2.  The certificates representing the post-split shares of common stock will be issuable upon the surrender of the existing share certificates.  The effective date of the split will be September 17, 2004.  In accordance with Exchange Act Rule 10b-17, we have provided the NASD with notice of the terms of the proposed share split.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Manchester Inc.

a Nevada corporation

                                          /s/  Paul Minichiello

            By:____________________________

                                             Paul Minichiello, President

DATED:  August 24, 2004